Exhibit 99.1

6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Senior Vice President, Corporate Finance

(301) 581-5717

Coventry Health Care Reports Second Quarter Earnings

Reiterates 2008 Guidance

BETHESDA, Md. (July 25, 2008) - Coventry Health Care, Inc. (NYSE: CVH) today reported consolidated operating results for the quarter ended June 30, 2008. Consistent with the Company’s most recent guidance, operating revenues totaled $2.98 billion for the quarter with net earnings of $83.2 million, or $0.55 per diluted share.

Second Quarter Highlights

•	Company-wide revenue increased 27.7% from the prior year quarter
•	Medicare Advantage and Part D sequential enrollment growth totaling 74,000 members
•	Continued steady growth in small group commercial and individual membership
•	Specialty Business Division revenue growth of 15% sequentially and 30% year over year
•	Dental capability added to the product portfolio during the quarter
•	Share repurchase activities
•	1.0 million shares repurchased during the quarter, bringing total share repurchases through June 30, 2008 to 4.2 million shares
•	Additional share repurchase authority obtained during the quarter, increasing the remaining outstanding repurchase authority to 9.9 million shares as of June 30, 2008
•	The Company plans to continue to deploy free cash to repurchase its shares throughout the remainder of 2008

Consolidated Guidance Details

Q3 2008 Guidance

•	Total revenues of $2.95 billion to $3.00 billion
•	Earnings per share (EPS) on a diluted basis of $1.05 to $1.09

2008 Full Year Guidance

•	Risk revenues of $10.475 billion to $10.700 billion
•	Management services revenues of $1.325 billion to $1.345 billion
•	Consolidated revenues of $11.800 billion to $12.045 billion
•	Consolidated medical loss ratio (MLR%) of 81.75% to 82.10%
•	Cost of sales expense of $175.0 million to $185.0 million
•	Selling, general, and administrative expenses of $2.02 billion to $2.09 billion
•	Depreciation and amortization expense of $155.0 million to $165.0 million
•	Other income of $118.0 million to $126.0 million
•	Interest expense of $91.0 million to $93.0 million
•	Tax rate of 36.7% to 37.3%
•	Diluted share count of 150.0 million to 151.0 million shares
•	EPS on a diluted basis of $3.65 to $3.75

Mr. Dale B. Wolf, chief executive officer of Coventry, will host a conference call at 8:30 a.m. ET on Friday, July 25, 2008. To listen to the call, dial toll-free at (888) 726-2459 or, for international callers, (913) 312-0855. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.coventryhealthcare.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission. A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 4578391.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2007 and Coventry’s Form 10-Q for the quarter ended March 31, 2008. Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.coventryhealthcare.com) is a diversified national managed healthcare company based in Bethesda, Maryland, operating health plans, insurance companies, network rental and workers’ compensation services companies. Through its Commercial Business, Individual Consumer & Government Business, and Specialty Business divisions, Coventry provides a full range of risk and fee-based managed care products and services to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators.

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Operating revenues:
Managed care premiums	$ 2,643,744	$ 2,016,394	$ 5,264,356	$ 4,039,365
Management services	334,160	316,098	654,157	529,624
Total operating revenues	2,977,904	2,332,492	5,918,513	4,568,989

Operating expenses:
Medical costs	2,268,819	1,605,437	4,430,545	3,261,977
Cost of sales	47,406	27,609	84,749	27,609
Selling, general, administrative	496,756	442,835	1,005,185	812,330
Depreciation and amortization	38,603	33,658	77,391	63,957
Total operating expenses	2,851,584	2,109,539	5,597,870	4,165,873

Operating earnings	126,320	222,953	320,643	403,116
Operating earnings percentage of total revenues	4.2%	9.6%	5.4%	8.8%

Interest expense	23,282	15,640	48,023	36,839
Other income, net	31,077	34,770	62,344	68,599

Earnings before income taxes	134,115	242,083	334,964	434,876

Provision for income taxes	50,964	90,781	126,784	161,833
Net earnings	$ 83,151	$ 151,302	$ 208,180	$ 273,043

Net earnings per share, basic	$ 0.55	$ 0.98	$ 1.38	$ 1.75
Net earnings per share, diluted	$ 0.55	$ 0.96	$ 1.36	$ 1.72

Weighted average shares outstanding, basic	149,988	155,095	151,077	156,056
Weighted average shares outstanding, diluted	151,680	157,841	152,959	158,738

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	June 30,	March 31,	December 31,
	2008	2008	2007
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$894,093	$912,884	$945,535
Short-term investments	15,362	71,931	155,248
Accounts receivable, net	260,689	263,593	263,021
Other receivables, net	546,774	430,007	313,350
Other current assets	185,980	194,514	169,547
Total current assets	1,902,898	1,872,929	1,846,701

Long-term investments	1,584,535	1,802,582	1,758,454
Property and equipment, net	311,291	307,047	321,287
Goodwill	2,672,910	2,651,166	2,573,325
Other intangible assets, net	585,922	595,588	590,419
Other long-term assets	73,293	70,965	68,605
Total assets	$7,130,849	$7,300,277	$7,158,791

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,383,997	$1,276,342	$1,161,963
Accounts payable and accrued liabilities	387,194	495,907	518,806
Deferred revenue	125,879	124,236	69,052
Total current liabilities	1,897,070	1,896,485	1,749,821

Long-term debt	1,472,337	1,662,119	1,662,021
Other long-term liabilities	444,763	454,328	445,470
Total liabilities	3,814,170	4,012,932	3,857,312

Stockholders’ equity	3,316,679	3,287,345	3,301,479

Total liabilities and stockholders’ equity	$7,130,849	$7,300,277	$7,158,791

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(unaudited)

	Quarter Ended	Six Months Ended
	June 30, 2008	June 30, 2008

Cash flows from operating activities:
Net earnings	$83,151	$208,180
Adjustments to earnings:
Depreciation and amortization	38,603	77,391
Amortization of stock compensation	14,965	31,701
Changes in assets and liabilities:
Accounts receivable, net	4,318	4,247
Medical liabilities	104,294	215,435
Accounts payable and other accrued liabilities	(100,831)	(130,254)
Deferred revenue	575	55,759
Other operating activities	(107,473)	(242,675)
Net cash flows from operating activities	37,602	219,784

Cash flows from investing activities:
Capital expenditures, net	(24,197)	(32,351)
Proceeds from investments, net of purchases	246,396	296,612
Payments for acquisitions, net of cash acquired	(37,799)	(131,982)
Net cash flows from investing activities	184,400	132,279

Cash flows from financing activities:
Proceeds from issuance of stock	63	5,173
Payments for repurchase of stock	(49,274)	(220,307)
Proceeds from issuance of debt, net	30,000	30,000
Excess tax benefit from stock compensation	(1,582)	1,629
Payments for retirement of debt	(220,000)	(220,000)
Net cash flows from financing activities	(240,793)	(403,505)

Net change in cash and cash equivalents for current period	(18,791)	(51,442)
Cash and cash equivalents at beginning of period	912,884	945,535
Cash and cash equivalents at end of period	$894,093	$894,093

Cash and Investments:
Cash and cash equivalents	$894,093	$894,093
Short-term investments	15,362	15,362
Long-term investments	1,584,535	1,584,535
Total cash and investments	$2,493,990	$2,493,990

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

(Unaudited)

	Q2 2008	Q1 2008	Total 2007	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Total 2006
Membership by Product (000s)
Commercial Group Risk	1,502	1,505		1,580	1,572	1,389	1,387	1,457
Health Plan ASO	765	761		750	737	650	648	621
Other ASO	645	646		783	792	692	741	866
Total Commercial Division	2,912	2,912		3,113	3,101	2,731	2,776	2,944

Medicare Advantage	372	319		283	286	213	185	80
Medicare Part D	874	853		704	717	700	698	687
Total Medicare	1,246	1,172		987	1,003	913	883	767

Medicaid Risk	493	488		480	478	396	400	373
Individual	111	104		93	84	41	31	23
Total Indiv./Gov’t Division	1,850	1,764		1,560	1,565	1,350	1,314	1,163

Total Membership	4,762	4,676		4,673	4,666	4,081	4,090	4,107

Revenues by Product (000s)
Commercial Group Risk	$1,291,560	$1,288,140	$4,785,095	$1,315,011	$1,202,281	$1,134,278	$1,133,525	$4,580,165
Commercial ASO(1)	82,323	86,142	410,071	114,859	101,969	94,628	98,615	418,304
Total Commercial Division	1,373,883	1,374,282	5,195,166	1,429,870	1,304,250	1,228,906	1,232,140	4,998,469

Medicare Risk	997,406	992,423	2,871,605	806,682	738,817	657,652	668,455	1,484,548
Medicaid Risk	285,024	282,179	928,259	277,870	234,313	207,937	208,138	762,093
Medicaid ASO	43,191	43,612	185,490	43,902	45,267	46,716	49,605	184,503
Individual Risk	57,892	53,555	104,673	48,485	26,809	16,527	12,852	30,495
Total Indiv./Gov’t Division	1,383,513	1,371,769	4,090,027	1,176,939	1,045,206	928,832	939,050	2,461,639

Specialty Premium Revenue	18,842	7,737	-	-	-	-	-	-
Specialty Services Revenue	210,454	191,732	599,940	182,523	174,634	176,172	66,610	280,209
Specialty Division(1)	229,296	199,469	599,940	182,523	174,634	176,172	66,610	280,209

Total Premiums	2,650,724	2,624,034	8,689,633	2,448,048	2,202,220	2,016,394	2,022,970	6,857,301
Total Management Services	335,968	321,486	1,195,501	341,285	321,870	317,516	214,830	883,016
Other/Eliminations	(8,788)	(4,912)	(5,603)	(1,439)	(1,442)	(1,418)	(1,303)	(6,561)
Total Revenue	$2,977,904	$2,940,608	$9,879,531	$2,787,894	$2,522,648	$2,332,492	$2,236,497	$7,733,756

Consolidated Coventry

Operating Income % of Revenues	4.2%	6.6%	9.4%	10.2%	9.7%	9.6%	8.1%	10.9%

SGA % of Revenues	16.7%	17.3%	18.1%	18.2%	18.7%	19.0%	16.5%	17.3%

Total Medical Liabilities (000s)(2)	$1,126,396	$1,027,194		$ 996,859	$1,016,406	$ 910,528	$ 835,790	$ 719,426
Days in Claims Payable (DCP) (2)	49.69	50.71		50.82	59.55	57.34	53.97	54.97

Total Debt (millions)	$ 1,472.3	$ 1,662.1		$ 1,662.0	$ 1,661.9	$ 978.6	$ 988.5	$ 760.5
Total Capital (millions)	$ 4,789.0	$ 4,949.5		$ 4,963.5	$ 4,808.3	$ 3,908.9	$ 3,886.6	$ 3,713.5
Debt to Capital	30.7%	33.6%		33.5%	34.6%	25.0%	25.4%	20.5%

COVENTRY HEALTH CARE, INC.

REVENUE AND MEDICAL COST STATISTICS

(Unaudited)

	Q2 2008	Q1 2008	Total 2007	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Total 2006
Revenue PMPM (3)
Health Plan Commercial Group Risk	$285.32	$ 283.50	$ 273.76	$ 277.86	$ 274.16	$ 271.39	$ 271.03	$ 260.69
Medicare Advantage(4)	$879.79	$ 849.60	$ 837.69	$ 844.89	$ 833.58	$ 836.17	$ 834.02	$ 857.28
Medicare Part D(5)	$ 89.92	$ 88.64	$ 99.57	$ 98.02	$ 101.52	$ 101.49	$ 97.25	$ 103.77
Medicaid Risk	$193.59	$ 194.16	$ 183.77	$ 192.92	$ 188.36	$ 174.48	$ 177.09	$ 167.30

MLR % (3)
Consolidated Total	85.8%	82.5%	79.6%	78.4%	79.0%	79.6%	81.9%	79.3%

Health Plan Commercial Group Risk	82.7%	78.8%	78.3%	78.4%	78.8%	77.5%	78.4%	77.8%
Medicare Advantage	93.2%	82.8%	80.5%	80.1%	80.7%	79.3%	82.3%	79.4%
Medicare Part D	86.0%	103.2%	78.1%	58.0%	66.7%	80.3%	94.7%	84.5%
Medicaid Risk	86.4%	84.4%	87.3%	86.3%	85.1%	91.7%	86.5%	85.6%

Explanatory Notes

1)

The Specialty Business Division includes revenue from the rental network line of business (previously reported in the Commercial Business Division) effective January 1, 2008. Prior period balances have been reclassified for consistency.

2)	“Total Medical Liabilities” and “Days in Claims Payable” are calculated consistently with prior disclosures to include the results from health plan and Medicare Advantage PFFS business.

3)	Revenue PMPM and MLR % metrics include the impact of acquisitions from the date of closing.

4)	Revenue PMPM excludes the impact of revenue ceded to external parties.

5)	Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.